RESTRICTED CASH AND INVESTMENTS	3 Months Ended
Mar. 31, 2016
RESTRICTED CASH AND INVESTMENTS
RESTRICTED CASH AND INVESTMENTS

NOTE 4 – RESTRICTED CASH AND INVESTMENTS

Restricted cash and investments represent funds designated by our Board for specific uses and funds restricted by contract or other legal reasons. A portion of the funds is for the payment of debt within one year and funds restricted by contract that are expected to be settled within one year. These funds are therefore classified as current on the statements of financial position. The other funds are for funds restricted by contract or other legal reasons that are expected to be settled beyond one year. These funds are classified as noncurrent and are included in other assets and investments on the statements of financial position.

We have investments in U.S. Treasury Notes pledged as collateral in connection with the in-substance defeasance for the principal outstanding and future interest payments on the Coal Contract Receivable Collateralized Bonds (“Colowyo Bonds”). The balances in these investments are described as investments in securities pledged as collateral in the table below. As of March 31, 2016, the entire $8.6 million balance of the defeasance investment is for Colowyo Bond debt payments due within one year and is, therefore, a current asset on the consolidated statements of financial position. The Colowyo Bonds mature in November 2016.

Restricted cash and investments are as follows (thousands):

	March 31,	December 31,
	2016	2015
Investments in securities pledged as collateral	$8,629	$8,671
Funds restricted by contract	883	859
Restricted cash and investments - current	9,512	9,530

Funds restricted by contract	1,000	1,000
Restricted cash and investments - noncurrent	1,000	1,000
Total restricted cash and investments	$10,512	$10,530